UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

Internet Security Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23655	58-2362189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6303 Barfield Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 236-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2006, Internet Security Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and year ended December 31, 2005. The press release also provided the Company’s Business Outlook and forward-looking information regarding its expectations for the quarter ending March 31, 2006 and year ending December 31, 2006. A copy of the press release is attached as Exhibit 99.1.

Attached to this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company’s earnings call scheduled for 4:30 p.m. Eastern time, January 31, 2006.

This report and its exhibits, other than historical information, include forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our press release (including our revenue and GAAP and non-GAAP income estimates for the first quarter and full year 2006), and in our supplemental financial data. Risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2004 Annual Report on Form 10-K and ISS’ Quarterly Report on Form 10-Q dated September 30, 2005. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Item 5.02. Appointment of Principal Officers

Jay Hopkins has joined the Company as a vice president. He will assume the Controller position following the Company’s filing of its Form 10-K for 2005. The addition of Mr. Hopkins fulfills the succession plan, announced in December 2005, for the Company’s current Controller, Maureen Richards. Ms. Richards will remain with ISS in a full-time capacity through February 2006 and will continue transitional services until April 2006.

Mr. Hopkins, who is 34 years old, is joining the Company from the Public Company Accounting Oversight Board (PCAOB), where he was a Manager of Inspections since May 2004. Prior to joining the PCAOB, he was with KPMG LLP and KPMG Australia for more than ten years, most recently as a Senior Audit Manager.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release Announcing Earnings

99.2	Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006

INTERNET SECURITY SYSTEMS, INC.

By:	/s/ Raghavan Rajaji
Raghavan Rajaji
Chief Financial Officer